EXHIBIT 10.12

                            THIRD AMENDMENT TO THE
           CLUB CORPORATION INTERNATIONAL EXECUTIVE STOCK OPTION PLAN


     Amendment made effective January 27, 1999, by ClubCorp, Inc., a Delaware corporation, formerly ClubCorp International, Inc. (the "Company").

                            W I T N E S S E T H:
                            -------------------

     WHEREAS, Club Corporation International established the Club Corporation International Executive Stock Option Plan (the "Plan"); and

     WHEREAS, effective July 21, 1998, the Company changed its name from Club Corporation International to ClubCorp International, Inc.; and

     WHEREAS, effective January 27, 1999, the Company changed its name from ClubCorp International, Inc. to ClubCorp, Inc.; and

     WHEREAS, effective January 27, 1999, the Company now desires to amend the Plan to (i) change the name of the Company, from Club Corporation International to ClubCorp, Inc.; (ii) to change the name of the Plan, as defined therein, from Club Corporation International Executive Stock Option Plan to ClubCorp, Inc. Executive Stock Option Plan; (iii) to add a second Committee, composed of individuals who are not participants in the Plan, for the purpose of determining awards and options under the Plan for Directors of the Company; and (iv) to make changes to the powers of the original Committee required by the formation of the second Committee; and

     WHEREAS, the Plan may be amended by the Company pursuant to the provisions of Section 9 of the Plan, and the Company desires to amend the Plan.

     NOW, THEREFORE, the Plan is amended as follows, effective as set forth above:

     1. All references to the Plan as the "Club Corporation International Executive Stock Option Plan" including the top of page 1 of the Plan, and each and every other place it may appear in the Plan are deleted, and the Plan is amended to read "ClubCorp, Inc. Executive Stock Option Plan" in each place where "Club Corporation International Executive Stock Option Plan" is deleted.

     2. All references to the name of the Corporation and its state of incorporation as "Club Corporation International, a Nevada corporation" in each and every place it may appear in the Plan are deleted, and "ClubCorp, Inc., a Delaware corporation" is substituted in each place where "Club Corporation
International,  a  Nevada  corporation"  is  deleted.

     3. Existing Section 1 is amended to add a new Section 1.7A immediately following Section 1.7 as follows:

     "1.7A      'DISINTERESTED COMMITTEE' means the committee appointed pursuant to  SECTION  3  of  the  Plan by the Board of Directors to administer the Plan."

     4. Existing Section 1.9 is deleted in its entirety, and the following is substituted in its place:

     "1.9 'COMPANY'  means  ClubCorp,  Inc.  or  its  successor."

     5. Existing Section 1.13 is deleted in its entirety, and the following is substituted in its place:

     "1.13 'PLAN'  shall mean the ClubCorp, Inc. Executive Stock Option Plan."

     6. Existing Section 3.1 is deleted in its entirety, and the following is substituted in its place:

     "3.1          COMMITTEES.  The Committee shall be appointed by the Board of
Directors and shall administer the Plan with respect to all Eligible Individuals other than members of the Board of Directors. A Disinterested Committee shall be appointed by the Board of Directors and shall be composed of persons who are not participants in the Plan. The Disinterested Committee shall administer the Plan with respect to all members of the Board of Directors who participate in the Plan, if any. Unless the context otherwise requires, references herein to the Committee shall also refer to the Disinterested Committee as administrator of the Plan for members of the Board of Directors who are Eligible Individuals, if any."

     7. Existing Section 10.16 is amended to delete the first sentence in its entirety, and the following is substituted in its place:

     "All questions arising with the respect to the provisions of the Plan shall be determined by application of the laws of the State of Texas except to the extent Texas law is preempted by federal law."


     IN WITNESS WHEREOF, ClubCorp, Inc., acting by and through its duly authorized officer, has executed this document on this the 11th day of March, 1999.

CLUBCORP, INC., a Delaware corporation


By:   /s/Albert  E.  Chew,  III
Its:  Executive  Vice  President